TOUCHSTONE LARGE CAP CORE EQUITY FUND                         SUMMARY PROSPECTUS
CLASS A TICKER: TENAX  CLASS C TICKER: TENCX                  JULY 29, 2010

Before you invest, you may want to review the fund's Prospectus, which contains information about the fund and its risks. The fund's Prospectus and Statement of Additional Information, both dated July 29, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund's Prospectus and other information about the fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

THE FUND'S INVESTMENT GOALS

The Touchstone Large Cap Core Equity Fund seeks long-term capital appreciation as its primary goal and income as its secondary goal.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the sections entitled "Choosing a Share Class" and "Other Purchase and Redemption Information" in the Fund's Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                           Class A      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)           5.75%        None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)              None        1.00%
Wire Redemption Fee                                       Up to $15    Up to $15
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU
PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)
--------------------------------------------------------------------------------
Management Fees                                             0.65%        0.65%
Distribution and/or Service (12b-1) Fees                    0.25%        1.00%
Other Expenses                                              0.42%        0.92%
Total Annual Fund Operating Expenses                        1.32%        2.57%
Fee Waiver and/or Expense Reimbursement(1)                  0.17%        0.67%
Total Annual Fund Operating Expenses After Fee
Waiver and/or Expense Reimbursement                         1.15%        1.90%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.15% and 1.90% for Class A shares and Class C shares, respectively. This expense limitation will remain in effect until at least July 28, 2011 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                     Assuming No
                             Assuming Redemption at End of Period    Redemption
                                    Class A        Class C             Class C
1 Year                               $685           $293                 $193
3 Years                              $953           $736                 $736
5 Years                              $1,242         $1,305               $1,305
10 Years                             $2,060         $2,855               $2,855
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in common stocks of large cap companies. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. A large cap company has a market capitalization found within the Russell 1000 Index (between $283 billion and $1.3 billion at the time of its most recent reconstitution on May 31, 2010) at the time of purchase. The Fund's portfolio will generally consist of 40 to 60 stocks. The Fund's investments may include companies in the technology sector.

The sub-advisor, Todd/Veredus Asset Management LLC ("Todd/Veredus"), selects stocks that it believes are priced at a discount to their intrinsic value. Todd/Veredus then searches for those companies that have unrecognized earnings potential versus their competitors. Restructuring announcements, changes in regulations and spot news can be indicators of improved earnings potential.

Stocks are considered for sale if Todd/Veredus believes they are overpriced, or if a significant industry or company development forces a re-evaluation of expected earnings. Stocks will be sold for the following reasons:

      o if the prevailing market price of the stock divided by the intrinsic value of the stock determined by Todd/Veredus reaches 50% or more above that of the price level of the Russell 1000 Index divided by the intrinsic value of the Russell 1000 Index as determined by Ford Equity Research, a third-party provider;

      o if a negative event occurs that permanently lowers the company's expected earnings; or

      o     if the integrity of accounting is in doubt.

The portfolio is rebalanced periodically, or as needed, due to changes in the Russell 1000 Index or the Fund's other portfolio securities.

Todd/Veredus' selection process is expected to cause the Fund's portfolio to have some of the following characteristics:

      o     Attractive relative value
      o     Unrecognized earnings potential
      o     Seasoned management
      o     Dominant industry position

The Fund may engage in frequent and active trading as part of its principal investment strategy. Todd/Veredus may achieve its secondary investment goal of producing income by investing in securities that pay dividends.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund, and the Fund could also return less than other investments:

      o     If the stock market as a whole goes down

      o Because large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion

      o If the stock selection model does not accurately identify stocks that are priced at a discount to their true value

      o If the market continually values the stocks in the Fund's portfolio lower than Todd/Veredus believes they should be valued

      o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

      o Because actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions

As with any mutual fund, there is no guarantee that the Fund will achieve its goals. You can find out more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. The bar chart shows changes in performance (before taxes) of the Fund's Class A shares during each full calendar year of operations. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

LARGE CAP CORE EQUITY FUND - CLASS A TOTAL RETURNS AS OF DECEMBER 31

                                  [BAR CHART]

 2001     2002    2003   2004    2005     2006    2007    2008      2009
-8.95%  -21.66%  30.86%  8.36%   3.27%   17.12%   4.58%  -35.77%   23.88%

Best Quarter:  2nd Quarter 2003 +18.81%
Worst Quarter: 4th Quarter 2008 -23.04%

The year-to-date return for the Fund's Class A shares as of June 30, 2010 is -7.85%.

The performance table shows how the Fund's average annual total returns (before and after taxes) for 1 year, 5 years and since the class started compare with those of the Russell 1000 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Class A shares began operations on May 1, 2000 and Class C shares began operations on May 16, 2000.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2009

                                                                                            Since
                                                            1 Year       5 Years        Class Started
LARGE CAP CORE EQUITY FUND - CLASS A
-----------------------------------------------------------------------------------------------------
Return Before Taxes                                         16.76%       -1.05%            -0.61%
Return After Taxes on Distributions                         16.66%       -1.53%            -0.97%
Return After Taxes on Distributions and
    Sale of Fund Shares                                     11.02%       -0.92%            -0.59%
Russell 1000 Index                                          28.43%        0.79%            -0.60%
(reflects no deductions for fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND - CLASS C
-----------------------------------------------------------------------------------------------------
Return Before Taxes                                         22.90%       -0.61%            -0.68%
Russell 1000 Index                                          28.43%        0.79%            -0.60%
(reflects no deductions for fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------

INVESTMENT ADVISOR                             INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                      Todd/Veredus Asset Management LLC

PORTFOLIO MANAGER(S)

Curtiss M. Scott, Jr., CFA
President and CIO since 2009
Managing Fund since 2000

John J. White, CFA
Portfolio Manager and Director since 2009
Managing Fund since 2002

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                                CLASS A AND CLASS C
                                                            Initial           Additional
                                                           Investment         Investment
----------------------------------------------------------------------------------------
Regular Account                                           $     2,500       $         50
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act           $     1,000       $         50
Investments through the Automatic Investment Plan         $       100       $         50
----------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. You may purchase and sell Class A and Class C shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.